ZIOPHARM, Inc.
(A Development Stage Enterprise)

Financial Statements

Year Ended December 31, 2004 and
For the Periods from Inception (September 9, 2003) through December 31, 2003 and 2004

ZIOPHARM, Inc.
(A Development Stage Enterprise)

FINANCIAL STATEMENTS
Year Ended December 31, 2004 and
For the Periods from Inception (September 9, 2003) through December 31, 2003 and 2004

ZIOPHARM, Inc.
(A Development Stage Enterprise)

FINANCIAL STATEMENTS
Year Ended December 31, 2004 and
 For the Periods from Inception (September 9, 2003) through December 31, 2003 and 2004

C O N T E N T S

Page

Report of Independent Registered Public Accounting Firm	1

Financial Statements:

Balance Sheets	2

Statements of Operations	3

Statements of Changes in Stockholders’ Equity (Deficit)	4

Statements of Cash Flows	5-6

Notes to Financial Statements	7-20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
ZIOPHARM, Inc.
Charlestown, Massachusetts

We have audited the accompanying balance sheets of ZIOPHARM, Inc. (a development stage enterprise) as of December 31, 2004 and 2003, and the related statements of operations, changes in stockholders’ equity (deficit), and cash flows for the year ended December 31, 2004 and the periods from inception (September 9, 2003) through December 31, 2003 and 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ZIOPHARM, Inc. as of December 31, 2004, and the results of its operations and its cash flows for the year ended December 31, 2004 and for the periods from inception (September 9, 2003) through December 31, 2003 and 2004, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
August 5, 2005

ZIOPHARM, Inc.
(A Development Stage Enterprise)
Balance Sheets
December 31, 2004 and 2003

	2004	2003
ASSETS
Current assets:
Cash and cash equivalents	$1,026,656	$402,363
Prepaid expenses and other current assets	117,571	—
Total current assets	1,144,227	402,363

Property and equipment, net	240,733	—

Deposits	60,046	—
	$1,445,006	$402,363

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$709,947	$62,499
Accrued expenses	879,376	—
Total current liabilities	1,589,323	62,499

Commitments and contingencies

Stockholders' equity (deficit):
Series A convertible preferred stock,
$.001 par value; 20,000,000 shares authorized; no
shares issued and outstanding at December 31, 2004
and December 31, 2003, respectively	—	—
Common stock, $.001 par value; 30,000,000 shares authorized;
5,512,500 and 500,000 shares issued and outstanding
at December 31, 2004 and December 31, 2003, respectively	5,513	500
Additional paid-in capital	5,697,603	499,500
Deficit accumulated during the development stage	(5,847,433)	(160,136)
Total stockholders' equity (deficit)	(144,317)	339,864

	$1,445,006	$402,363

The accompanying notes are an integral part of these financial statements.

ZIOPHARM, Inc.
(A Development Stage Enterprise)
Statements of Operations
Year Ended December 31, 2004 and
For the Periods from Inception (September 9, 2003) through December 31, 2003 and 2004

		For the Period	For the Period
		from Inception	from Inception
		(September 9, 2003)	(September 9, 2003)
	Year Ended	through	through
	December 31,	December 31,	December 31,
	2004	2003	2004
Research contract revenue	$—	$—	$—

Operating expenses:
Research and development, including
costs of research contracts	2,126,607	—	2,126,607
General and administrative	3,581,959	160,634	3,742,593
Total operating expenses	5,708,566	160,634	5,869,200

Loss from operations	(5,708,566)	(160,634)	(5,869,200)

Interest income	21,269	498	21,767

Net loss	$(5,687,297)	$(160,136)	$(5,847,433)

Basic and diluted net loss per share	$(1.19)	$(1.02)

Weighted average common shares outstanding
used to compute basic and diluted net loss per share	4,794,692	156,336

The accompanying notes are an integral part of these financial statements.

ZIOPHARM, Inc.
(A Development Stage Enterprise)
Statements of Changes in Stockholders' Equity (Deficit)
Year Ended December 31, 2004 and
For the Periods from Inception (September 9, 2003) through December 31, 2003 and 2004

						Deficit
	Series A					Accumulated	Total
	Convertible				Additional	during the	Stockholders'
	Preferred Stock		Common Stock		Paid-in	Development	Equity
	Shares	Amount	Shares	Amount	Capital	Stage	(Deficit)

Stockholders' contribution, September 9, 2003	—	$—	500,000	$500	$499,500	$—	$500,000
Net loss	—	—	—	—	—	(160,136)	(160,136)
Balance at December 31, 2003	—	—	500,000	500	499,500	(160,136)	339,864
Issuance of common stock	—	—	4,500,000	4,500	4,495,500	—	4,500,000
Issuance of common stock for services	—	—	512,500	513	438,326	—	438,839
Fair value of options/warrants issued for nonemployee services	—	—	—	—	264,277	—	264,277
Net loss	—	—	—	—	—	(5,687,297)	(5,687,297)

Balance at December 31, 2004	—	$—	5,512,500	$5,513	$5,697,603	$(5,847,433)	$(144,317)

The accompanying notes are an integral part of these financial statements.

ZIOPHARM, Inc.
(A Development Stage Enterprise)
Statements of Cash Flows
Year Ended December 31, 2004 and
For the Periods from Inception (September 9, 2003) through December 31, 2003 and 2004

		For the Period	For the Period
		from Inception	from Inception
		(September 9, 2003)	(September 9, 2003)
	Year Ended	through	through
	December 31,	December 31,	December 31,
	2004	2003	2004
Cash flows from operating activities:
Net loss	$(5,687,297)	$(160,136)	$(5,847,433)
Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation and amortization	33,953	—	33,953
Stock-based compensation	703,116	—	703,116
Change in operating assets and liabilities:
(Increase) in:
Prepaid expenses and other current assets	(117,571)	—	(117,571)
Increase (decrease) in:
Accounts payable	647,448	62,499	709,947
Accrued expenses	879,376	—	879,376
Deposits	(60,046)	—	(60,046)
Net cash used in operating activates	(3,601,021)	(97,637)	(3,698,658)

Cash flows from investing activities:
Purchases of property and equipment	(274,686)	—	(274,686)
Net cash used in investing activities	(274,686)	—	(274,686)

Cash flows from financing activities:
Stockholders' capital contribution	—	500,000	500,000
Proceeds from issuance of common stock	4,500,000	—	4,500,000
Net cash provided by financing activities	4,500,000	500,000	5,000,000

Net increase in cash and cash equivalents	624,293	402,363	1,026,656

Cash and cash equivalents, beginning of period	402,363	—	402,363

Cash and cash equivalents, end of period	$1,026,656	$402,363	$1,429,019

The accompanying notes are an integral part of these financial statements.

ZIOPHARM, Inc.
(A Development Stage Enterprise)
Statements of Cash Flows…continued
Year Ended December 31, 2004 and
For the Periods from Inception (September 9, 2003) through December 31, 2003 and 2004

		For the Period	For the Period
		from Inception	from Inception
		(September 9, 2003)	(September 9, 2003)
	Year Ended	through	through
	December 31,	December 31,	December 31,
	2004	2003	2004
Supplementary disclosure of cash flow information:
Cash paid for interest	$—	$—	$—

Cash paid for income taxes	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

ZIOPHARM, Inc.
(A Development Stage Enterprise)
Notes to Financial Statements
Year Ended December 31, 2004 and
For the Periods from Inception (September 9, 2003) through December 31, 2003 and 2004

1.	ORGANIZATION

ZIOPHARM, Inc. (the “Company”) is a development stage biopharmaceutical company that seeks to acquire, develop and commercialize, on its own or with other commercial partners, products for the treatment of important unmet medical needs in cancer.

The Company has operated at a loss since its inception in 2003 and has no revenues. The Company anticipates that losses may continue for the foreseeable future. At December 31, 2004, the Company’s accumulated deficit was approximately $5.8 million. The Company’s ability to continue operations after its current cash resources are exhausted depends on its ability to obtain additional financing and achieve profitable operations, as to which no assurances can be given. Cash requirements may vary materially from those now planned because of changes in the focus and direction of our research and development programs, competitive and technical advances, patent developments or other developments. Additional financing will be required to continue operations after we exhaust our current cash resources and to continue our long-term plans for clinical trials and new product development.

On June 6, 2005, the Company completed an offering of Series A Convertible Preferred Stock (Series A Stock) offering. The Company issued 8,379,564 shares at $2.16 per share for gross proceeds of approximately $18.1 million. In connection with the Series A Preferred Stock Offering, the Company compensated Paramount for its services in connection with the Offering through the payment of (a) cash commissions equal to 7% of the gross proceeds from the sale of the shares of Series A Preferred Stock, and (b) placement warrants to acquire 837,956 shares of Series A Preferred Stock (the Series A Stock Warrants), exercisable for a period of 7 years from the Closing Date at a per Share exercise price equal to 110% of the price per Share sold in the Offering. These commissions are also payable on additional sales by the Company of securities (other than in a public offering) to investors introduced to the Company by Paramount during the twelve (12) month period subsequent to the final closing of the Offering. The Company also paid Paramount an expense allowance of $50,000 to reimburse Paramount for its out-of-pocket expenses (the “Expense Allowance”). Also, for a period of 36 months from the final Closing, Paramount has the right of first refusal to act as the placement agent for any private sale of the Company’s securities. Lastly, the Company has agreed to indemnify Paramount against certain liabilities, including liabilities under the Securities Act. The net proceeds were $16.8 million have been allocated between the Series A Stock and the Series A Stock warrants, based on their relative fair value. The Company has valued the warrants using the Black-Scholes model recording a cost of $1,682,683. The net proceeds from the Offering will be used for research and development, licensing fees and expenses, and for working capital and general corporate purposes.

ZIOPHARM, Inc.
(A Development Stage Enterprise)
Notes to Financial Statements
Year Ended December 31, 2004 and
For the Periods from Inception (September 9, 2003) through December 31, 2003 and 2004

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash equivalents consist of short-term, highly liquid investments with a maturity of three months or less when purchased.

Concentrations of Credit Risk

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents. The Company maintains cash accounts in commercial banks, which may, at times, exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

Fair Value of Financial Instruments

The carrying amounts of cash equivalents, accounts payable and accrued expenses approximate their fair value because of their short-term nature. Short-term investments are carried at aggregate fair value. At December 31, 2004 and 2003, there were no short-term investments.

Income Taxes

The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the Company’s financial statements or tax returns. Deferred tax assets and liabilities are determined based upon the difference between the financial reporting basis and the tax basis of existing assets and liabilities using enacted tax rates expected to be in effect in the year(s) in which the differences are expected to reverse. A valuation allowance is provided against deferred tax assets if it is more likely than not that such assets will not be realized.

Property and Equipment

Property and equipment are stated at cost. Depreciation and amortization are provided on the straight-line method over the estimated useful lives of the related assets, which is three years.

ZIOPHARM, Inc.
(A Development Stage Enterprise)
Notes to Financial Statements
Year Ended December 31, 2004 and
For the Periods from Inception (September 9, 2003) through December 31, 2003 and 2004

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES…continued

Research and Development Costs

Costs related to research and development are charged to expense when incurred. Such costs include proprietary research and development activities and expenses associated with research and development contracts, whether performed by the Company or contracted with independent third parties.

Accounting for Stock-Based Compensation

The Company accounts for stock-based awards to employees using the intrinsic value method as prescribed by Accounting Principles Board (APB) Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations. The Company follows the provisions of SFAS No. 123, Accounting for Stock-Based Compensation, for disclosure purposes (Note 9). All stock-based awards to nonemployees are accounted for at their fair value in accordance with SFAS No. 123 and Emerging Issues Task Force (EITF) 96-18, Accounting for Equity Instruments that are Issued to Other than Employees for Acquiring, or in Conjunction with Selling, Goods or Services. The Company has adopted the disclosure provisions of SFAS No. 148, Accounting for Stock-Based Compensation - Transition and Disclosure - an amendment of SFAS No. 123, for all stock-based awards as of December 31, 2004.

The following illustrates the effect on net loss had the Company applied the fair value recognition provisions of SFAS No. 123:

	2004	2003
Net loss:
As reported	$(5,687,297)	$(160,136)
Stock-based compensation expense
included in reported net loss	703,116	—
Stock-based compensation expense
under the fair value-based method	(813,095)	—
Pro forma net loss	$(5,797,276)	$(160,136)

Basic and diluted net loss per share:
As reported	$(1.19)	$(1.02)
Pro forma	$(1.21)	$(1.02)

ZIOPHARM, Inc.
(A Development Stage Enterprise)
Notes to Financial Statements
Year Ended December 31, 2004 and
For the Periods from Inception (September 9, 2003) through December 31, 2003 and 2004

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES…continued

Accounting for Stock-Based Compensation...continued

The fair value of each stock option is estimated at the date of grant using the Black-Scholes option pricing model. The estimated weighted average fair value of stock options granted to employees in 2004 was approximately $0.66 per share. The following table summarizes the assumptions used in the Black-Scholes option pricing model:

	2004	2003

Expected life	5 years	—
Expected volatility	134%	—
Dividend yield	3.6%	—
Weighted average risk-free interest rate	0%	—

Recently Issued Pronouncements

In December 2004, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 123R, Share-Based Payment ("SFAS No. 123R"). This Statement is a revision of SFAS No. 123, Accounting for Stock-Based Compensation, and supersedes Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, and its related implementation guidance. SFAS No. 123R focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. The Statement requires entities to recognize stock compensation expense for awards of equity instruments to employees based on the grant-date fair value of those awards (with limited exceptions). SFAS No. 123R is effective for the first fiscal year beginning after December 15, 2005. Based on current options outstanding, the Company anticipates the adoption of this statement to result in approximately $313,009 of additional compensation costs to be recognized in the year of adoption.

3.	PROPERTY AND EQUIPMENT...continued

Property and equipment at December 31, 2004 and 2003 consisted of the following:

	Estimated
	Useful Life
	(Years)	2004	2003

Computer equipment	3	$78,914	$—
Office equipment	3	179,193	—
Software	3	16,579	—
		274,686	—
Less - accumulated
depreciation and amortization		33,953	—
		$240,733	$—

ZIOPHARM, Inc.
(A Development Stage Enterprise)
Notes to Financial Statements
Year Ended December 31, 2004 and
For the Periods from Inception (September 9, 2003) through December 31, 2003 and 2004

3.	PROPERTY AND EQUIPMENT...continued

Depreciation and amortization expense was $33,953 and $0 for the year ended December 31, 2004 and for the period from inception (September 9, 2003) to December 31, 2003, respectively.

4.	ACCRUED EXPENSES

Accrued expenses at December 31, 2004 and December 31, 2003, consisted of the following:

	2004	2003

Employee compensation	$506,391	$—
Professional services	42,767	—
Research and development consulting services	258,218	—
Founders Fee	60,000	—
Other	12,000	—

	$879,376	$—

5.	RELATED PARTY TRANSACTIONS

The Company has engaged Paramount BioCapital, Inc. (“Paramount”) to assist in placing shares of Series A Preferred Stock on a “best efforts” basis (see Note 10). Lindsay A. Rosenwald, M.D. is Chairman and Chief Executive Officer of Paramount. Dr. Rosenwald is also managing member of Horizon BioMedical Ventures, LLC (“Horizon”). On December 30, 2004, Horizon authorized the distribution of 4,848,376 shares of Common Stock (such shares, the “Horizon Distributed Shares”), in equal installments of 2,424,188 shares of Common Stock to Mibars, LLC (“Mibars”) and to Dr. Rosenwald and his designees (the “Designated Shares”). The disposition of the Designated Shares will be subject to certain restrictions as agreed to among Dr. Rosenwald and Dr. Rosenwald’s designees. Among other things, under certain circumstances set forth in pledge agreements between Dr. Rosenwald and his designees, Dr. Rosenwald has the right to re-acquire the Designated Shares from his designees. As a result of those rights, Dr. Rosenwald may be deemed to be an affiliate of the Company.

In connection with the December 22, 2004 Option Agreement with Southern Research Institute (“SRI”), the Company entered into a Finders Agreement, dated December 23, 2004, with Paramount pursuant to which the Company has agreed to compensate Paramount, for services in connection with the Company’s introduction to SRI through the payment of (a) a cash fee of $60,000 and (b) warrants to purchase 125,000 shares of the Company’s Common Stock at a price equal to $2.38 per share. The Company has estimated the fair value of such warrants using the Black-Scholes model, using an assumed risk-free rate of 3.93%, and expected life of 7 years, volatility of 134% and dividend yield of 0%. In December 2004, the Company expensed the $60,000 that was payable to Paramount and recognized compensation expense in the amount of $251,037 for the issuance of the warrants.

ZIOPHARM, Inc.
(A Development Stage Enterprise)
Notes to Financial Statements
Year Ended December 31, 2004 and
For the Periods from Inception (September 9, 2003) through December 31, 2003 and 2004

5.	RELATED PARTY TRANSACTIONS...continued

In connection with the Series A Preferred Stock Offering (see Note 10), the Company and Paramount entered into an Introduction Agreement in January 2005 (the “Introduction Agreement”), pursuant to which the Company has agreed to compensate Paramount for its services in connection with the Offering through the payment of (a) cash commissions equal to 7% of the gross proceeds from the sale of the shares of Series A Preferred Stock, and (b) placement warrants to acquire a number of shares of Series A Preferred Stock equal to 10% of the number of shares of Series A Preferred Stock issued in the Offering, exercisable for a period of 7 years from the Closing Date at a per Share exercise price equal to 110% of the price per Share sold in the Offering. These commissions are also payable on additional sales by the Company of securities (other than in a public offering) to investors introduced to the Company by Paramount during the twelve (12) month period subsequent to the final closing of the Offering. The Company also agreed to pay to Paramount a non-accountable expense allowance of $50,000 to reimburse the Paramount for its out-of-pocket expenses (the “Expense Allowance”). Also, for a period of 36 months from the final Closing, Paramount has the right of first refusal to act as the placement agent for the private sale of the Company’s securities. Lastly, the Company has agreed to indemnify Paramount against certain liabilities, including liabilities under the Securities Act.

Dr. Michael Weiser, who is a member of the Board of Directors of the Company, is also a full-time employee of Paramount. In addition, David M. Tanen, who is a member of the Board of Directors of the Company, was a full-time employee of Paramount from July 1996 through August 2004. Mr. John Knox, our treasurer, is a full time Paramount employee.

6.	COMMITMENTS AND CONTINGENCIES

Lease Commitment

The Company leases office space in two locations under agreements expiring in 2009. The leases includes payment increases over the term of the agreements. The total amount of the lease payments is being charged to expense using the straight-line method over the term of the agreement.

Future minimum lease payments under noncancelable operating and capital leases as of December 31, 2004, were as follows:

Operating
Leases

2005	$93,318
2006	103,434
2007	114,103
2008	121,455
2009	87,699

$520,009

ZIOPHARM, Inc.
(A Development Stage Enterprise)
Notes to Financial Statements
Year Ended December 31, 2004 and
For the Periods from Inception (September 9, 2003) through December 31, 2003 and 2004

6.	COMMITMENTS AND CONTINGENCIES...continued

License Agreement

Patent and Technology License Agreement- University of Texas M. D. Anderson Cancer Center and the Texas A&M University System.

On August 24, 2004, the Company entered into a patent and technology license agreement with The Board of Regents of the University of Texas System, acting on behalf of the University of Texas M. D. Anderson Cancer Center and the Texas A&M University System (collectively, the “Licensors”). Under this agreement, the Company was granted an exclusive, worldwide license to rights (including rights to US and foreign patent and patent applications and related improvements and know-how) for the manufacture and commercialization of two classes of organic arsenicals (water - and lipid-based) for human and animal use. The class of water-based organic arsenicals includes ZIO-101.

In October 2004, the Company received a notice of allowance for US Patent Application No. 10/337969, entitled “S-dimethylarsino-thiosuccinic acid S-dimethylarsino-2-thiobenzoic acid S-(simethylarsino) glutathione as treatments for cancer.” The patent application claims both therapeutic uses and pharmaceutical compositions containing a novel class of organic arsenicals, including ZIO-101, for the treatment of cancer.

As partial consideration for the license rights obtained, the Company made an upfront payment of $125,000 and granted the Licensors 500,000 shares of our Common Stock, as well as options to purchase up to an additional 100,250 shares of our Common Stock for $0.001 per share, following the successful completion of certain clinical milestones (the “Anderson Options”). The Company expensed the $125,000 upfront payment and recognized research and development compensation expense of $426,339 in connection with the issuance of the Common Stock in the year ended December 31, 2004. The Anderson Options will vest and become immediately exercisable with respect to 25,063 shares of our Common Stock upon the filing of an Investigational New Drug Application (“IND”) for ZIO-101, will vest and become exercisable with respect to an additional 50,125 shares upon the completion of dosing of the last patient for both Phase I clinical trials, and will vest and become exercisable with respect to an additional 25,062 shares upon the commencement of a pivotal clinical trial. In addition, the Licensors are entitled to receive certain milestone payments (the "Anderson Milestones"), including $100,000 to be paid upon the commencement of phase I clinical trials. The Company may be required to make additional payments upon achievement of certain other milestones, in varying amounts which on a cumulative basis may total $4,850,000.  In addition, the Licensors are entitled to receive royalty payments on sales from a licensed product should such a product be approved for commercial sale and sales of a licensed product be effected in the United States, Canada, the European Union or Japan. The Licensors also will be entitled to receive a portion of any fees that the Company may receive from a possible sublicensee. Finally, the Company agreed to remit to the Licensors $100,000 for at least each of the next two years to be used by the Licensors to conduct scientific research funding. The Company will have the exclusive right to all intellectual property rights resulting from such research pursuant to the terms of the license agreement.

ZIOPHARM, Inc.
(A Development Stage Enterprise)
Notes to Financial Statements
Year Ended December 31, 2004 and
For the Periods from Inception (September 9, 2003) through December 31, 2003 and 2004

6.	COMMITMENTS AND CONTINGENCIES...continued

License Agreement...continued

The license agreement also contains other provisions customary and common in similar agreements within the industry, such as the right to sublicense our rights under the agreement. However, if we sublicense our rights prior to the commencement of a pivotal study (i.e., a human clinical trial intended to provide the substantial evidence of efficacy necessary to support the filing of an approvable NDA), the Licensors will be entitled to receive a share of the payments we receive in exchange for the sublicense (subject to certain exceptions).

License Agreement with DEKK-TEC, Inc.

On October 15, 2004, the Company entered into a license agreement with DEKK-TEC, Inc., pursuant to which it was granted an exclusive, worldwide license to the second lead product candidate, ZIO-201. As part of the signing of license agreement with DEKK-TEC, the Company expensed a $50,000 up-front payment in the year ended December 31, 2004.

In consideration for our license rights, DEKK-TEC is entitled to receive milestone payments upon the occurrence of certain events. In consideration for our license rights, DEKK-TEC is entitled to receive milestone payments upon the occurrence of certain events. The Company may be required to make payments upon achievement of such milestones, in varying amounts which on a cumulative basis may total $3,900,000. Of the aggregate milestone payments, most of the total amount will be creditable against future royalty payments, as referenced below. The Company also issued DEKK-TEC an option to purchase 55,125 shares of our Common Stock for $0.01 per share, which option vested with respect to 13,781 shares upon the execution of the license agreement. The Company has estimated the fair value of such options using the Black-Scholes model, using an assumed risk-free rate of 3.35%, and expected life of 5 years, volatility of 134% and dividend yield of 0%. The Company recorded a charge of $12,190 to research and development expense for the vested options. The option will vest with respect to the remaining shares upon certain milestone events, culminating with final FDA approval of the first NDA submitted by us (or by our sublicensee) for ZIO-201. Finally, DEKK-TEC also is entitled to receive royalty payments on the sales of ZIO-201 should it be approved for commercial sale.

The license agreement also contains other provisions customary and common in similar agreements within the industry.

Option Agreement with Southern Research Institute (“SRI”)

On December 22, 2004, the Company entered into an Option Agreement with SRI (the “Option Agreement”), pursuant to which the Company was granted an exclusive option to obtain an exclusive license to SRI’s interest in certain intellectual property, including exclusive rights related to certain isophosphoramide mustard analogs (the “SRI Option”).

ZIOPHARM, Inc.
(A Development Stage Enterprise)
Notes to Financial Statements
Year Ended December 31, 2004 and
For the Periods from Inception (September 9, 2003) through December 31, 2003 and 2004

6.	COMMITMENTS AND CONTINGENCIES...continued

Option Agreement with Southern Research Institute (“SRI”)...continued

Also on December 22, 2004, the Company entered into a Research Agreement with SRI pursuant to which the Company agreed to spend a sum not to exceed $200,000 between the execution of the agreement and December 21, 2006, including a $25,000 payment that we made simultaneously with the execution of the agreement, to fund research and development work by SRI in the field of isophosphoramide mustard analogs (the “SRI Research Program”). Under the terms of the Option Agreement, the Company’s exclusive right to exercise the SRI Option will expire sixty days after the termination or expiration of the SRI Research Program and the delivery of the reports required thereunder.

Guarantees and indemnification Obligations

Certain officers and employees have agreements with the company that call for a guarantee bonus that is payable 30 days after employee’s anniversary date. Certain officer and employees also have specific severance agreements.

7.	INCOME TAXES

The components of the net deferred tax asset (liability) are as follows:

	December 31,	December 31,
	2004	2003
Net operating loss carryforwards	$494,881	$26,118
Start-up and organizational costs	1,502,217	—
Research and development credit carryforwards	81,670	—
Accrued bonus	200,343	—
Depreciation	(4,102)	—
Other	8,816	—
Net deferred tax assets	2,283,825	26,118
Deferred tax asset valuation allowance	(2,283,825)	(26,118)
	$—	$—

8.	CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY

We have authorized capital of 50,000,000 shares, of which 30,000,000 shares have been designated as common stock, par value $.001 per share (the “Common Stock”), and 20,000,000 shares have been designated as preferred stock, par value $.001 per share.

ZIOPHARM, Inc.
(A Development Stage Enterprise)
Notes to Financial Statements
Year Ended December 31, 2004 and
For the Periods from Inception (September 9, 2003) through December 31, 2003 and 2004

8.	CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY...continued

Convertible Preferred Stock

Voting Rights

The holders of Series A Preferred Stock will be entitled to vote together with all other holders of the Company’s voting stock on an “as-converted” basis on all matters submitted to a vote of holders generally. The holders of Series A Preferred Stock, voting as a separate class, will also have the right to approve by a 66% supermajority certain actions proposed to be taken by the Company.

Dividend Rights

The holders of Series A Preferred Stock will be entitled to receive dividends on an equal basis with the holders of Common Stock when, as and if declared by the Board of Directors.

Liquidation Preferences

The Series A Preferred Stock shall rank senior to the Common Stock and any future class of junior securities, and will be entitled to a liquidation preference equal to the Stated Value, subject to adjustment (as defined in the Certificate of Designations), upon any liquidation, dissolution or winding up of the Company or upon a voluntary or involuntary bankruptcy of the Company.

Conversion Rights

Each share of Series A Preferred Stock will be convertible into Common Stock at any time at the option of the holder thereof (the Series A Preferred Stock and the Common Stock issuable upon conversion of the Series A Preferred Stock are sometimes herein collectively referred to as the “Securities”). All of the outstanding shares of Series A Preferred Stock will automatically convert into Common Stock upon the first date (the “Trading Date”) on which the Common Stock (or securities received in exchange for Common Stock) trades on a national securities exchange or on NASDAQ, including the Over the Counter Bulletin Board (a “Trading Event”). The rate at which shares of Series A Preferred Stock will convert into Common Stock will initially be one-for-one, subject to adjustment in connection with certain anti-dilution protections and other adjustments.

ZIOPHARM, Inc.
(A Development Stage Enterprise)
Notes to Financial Statements
Year Ended December 31, 2004 and
For the Periods from Inception (September 9, 2003) through December 31, 2003 and 2004

8.	CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY...continued

Convertible Preferred Stock...continued

Conversion Rights...continued

In the event of a reclassification, capital reorganization or other similar change in the outstanding shares of Common Stock, a consolidation or merger of the Company with or into another entity (other than a consolidation or merger in which the Corporation is the continuing entity and which does not result in a reclassification, capital reorganization or other change of outstanding shares of Common Stock other than the number thereof), or a sale of the property of the Company as, or substantially as, an entirety (other than a sale/leaseback, mortgage or other financing transaction), the Series A Preferred Stock will become convertible into the kind and number of shares of stock or other securities or property (including cash) that the holders of Series A Preferred Stock would have received if the Series A Preferred Stock had been converted into Common Stock immediately prior to such reclassification, capital reorganization or other change, consolidation, merger or sale.

Common Stock

We currently have issued and outstanding 5,512,500 shares of Common Stock and no shares of preferred stock.

In September 2003, the Company issued 2,000,000 (before the split discussed below) shares of Common Stock at $0.25 per share for gross proceeds of $500,000.

In January 2004, the Company issued 18,000,000 (before the split discussed below) shares of Common Stock at $0.25 per share for gross proceeds of $4,500,000.

In February 2004, the Company amended its articles of incorporation to provide for the combination of the Company’s common stock, par value $0.001 per share on a 1-for-4 basis (all other share amounts presented reflect the reverse split).

ZIOPHARM, Inc.
(A Development Stage Enterprise)
Notes to Financial Statements
Year Ended December 31, 2004 and
For the Periods from Inception (September 9, 2003) through December 31, 2003 and 2004

9.	STOCK OPTION PLAN

We have adopted the 2003 Stock Option Plan (the “Plan”), under which we have reserved for the issuance of 2,500,000 shares of our Common Stock. The Plan was approved by our stockholders on December 21, 2004. The Company has issued under its 2003 Stock Option Plan 1,170,826 shares that are issuable upon exercise of outstanding options to purchase Common Stock. To date, we have issued to our employees options to purchase up to 990,326 shares of the Company’s Common Stock. In addition, we have issued to our directors options to purchase up to 180,000 shares of the Company’s Common Stock, as well as options to a consultant in connection with services rendered to purchase up to 500 shares of the Company’s Common Stock. The Company has estimated the fair value of such options using the Black-Scholes model, using an assumed risk-free rate of 4.23%, and expected life of 10 years, volatility of 134% and dividend yield of 0%. The options issued to the consultant were valued at $1,050, and recorded as a charge to compensation expense. We have also reserved an aggregate of 155,375 additional shares for issuance under options granted outside of the 2003 Stock Option Plan and warrants to purchase 125,000 shares of the Company’s Common Stock to the Paramount as compensation for services rendered in connection with our entering into an option agreement with Southern Research Institute. In connection with the warrants issued, the Company recorded a charge of $251,037 to general and administrative expense. The Company has valued the options using the Black-Scholes model as of the issue date of the warrants. There are no other securities of the Company currently issued or outstanding.

Transactions under the Plan for the year December 31, 2004 were as follows:

		Weighted
		Average
	Number of	Exercise
	Shares	Price
Outstanding, January 1, 2004	—	$—
Granted	1,170,826	0.63
Exercised	—	—
Canceled	—	—
Outstanding, December 31, 2004	1,170,826	$0.63

Options available for future grants	1,329,174

ZIOPHARM, Inc.
(A Development Stage Enterprise)
Notes to Financial Statements
Year Ended December 31, 2004 and
For the Periods from Inception (September 9, 2003) through December 31, 2003 and 2004

9.	STOCK OPTION PLAN…continued

The following table summarizes information about stock options outstanding at December 31, 2004:

	Options Outstanding			Options Exercisable
Exercise Price	Number Outstanding	Weighted-Average Remaining Contractual Life (Years)	Weighted-Average Exercise Price	Number Exercisable	Weighted- Average Exercise Price

$0.04	536,263	9.03	$0.04	—	$—
$0.22	100,250	9.08	$0.22	—	$—
$0.85	353,813	9.51	$0.85	—	$—
$2.16	180,500	9.98	$2.16	500	$2.16
	1,170,826	9.33	$0.63	500	$2.16

10.	SUBSEQUENT EVENTS

On August, 3, 2005 the Company entered into an Agreement and Plan of Merger dated as of August 3, 2005 (as may be amended from time to time, the “Merger Agreement”) with EasyWeb, Inc., a Delaware corporation (OTC:ESYW.OB) (“EasyWeb”), and ZIO Acquisition Corp., a Delaware corporation and wholly owned subsidiary of EasyWeb (“ZIO Acquisition”). EasyWeb is a company that was incorporated in September 1998 and has been in the business of designing, marketing, selling and maintaining customized and template turnkey sites on the Internet that are hosted by third parties. Currently, however, EasyWeb has no operating business and has limited assets and liabilities. Pursuant to the Merger Agreement, ZIO Acquisition will merge with and into ZIOPHARM, with ZIOPHARM remaining as the surviving company and a wholly-owned subsidiary of EasyWeb (the “Merger”). In connection with the Merger, ZIO Acquisition will cease to exist and the surviving company will change its corporate name to ZIOPHARM, Inc. In exchange for all of their shares of capital stock in ZIOPHARM, the Stockholders will receive a number of shares of Common Stock of EasyWeb such that, upon completion of the Merger, the then-current Stockholders will hold approximately 96.8% of the outstanding shares of Common Stock of EasyWeb on a fully-diluted basis. Upon completion of the Merger, EasyWeb will cease all of its remaining operations, if any, and will adopt and continue implementing the business plan of ZIOPHARM. Further, upon completion of the Merger, the current officers and directors of EasyWeb will resign, the current officers and directors of ZIOPHARM will be appointed officers and directors of EasyWeb, and EasyWeb will change its name to ZIOPHARM Oncology, Inc. (or such other name as the Board of Directors shall determine).

ZIOPHARM, Inc.
(A Development Stage Enterprise)
Notes to Financial Statements
Year Ended December 31, 2004 and
For the Periods from Inception (September 9, 2003) through December 31, 2003 and 2004

10.	SUBSEQUENT EVENTS…continued

On June 6, 2005, the Company completed its Series A Convertible Preferred Stock offering. (see Note 1).

On May 26, 2005, the Company signed a lease for five years with USP 1180 Avenue of the Americas to lease approximately 2,580 square feet of office space.

On April 25, 2005, the company entered into a Surrender and Termination Agreement and an Escrow agreement with WE George Street, L.L.C and Cohm Birnbaum & Shea P.C. relating to the escrow of a termination fee for $90,000, for an early termination to the New Haven, Connecticut office space.